Exhibit 99.1

44	Confidential ENERGY SOLUTIONS Lender Presentation February 11, 2013

Notice to Investors

In connection with the proposed acquisition of Energy*Solutions*, Inc. ("us," "we," "our," "Energy*Solutions*" *or the* "Company") by affiliates of Energy Capital Partners II, LP ("Energy Capital Partners"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated January 7, 2013, among Energy*Solutions*, Rockwell Holdco, Inc., a Delaware corporation ("Parent") and Rockwell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), Energy*Solutions* intends to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a proxy statement. **Investors and security holders of Energy*Solutions* are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Energy*Solutions*, the proposed merger and the parties to the proposed transaction.** Investors and security holders may obtain these documents (and any other documents filed by Energy*Solutions* and Energy Capital Partners with the SEC) free of charge at the SEC's website at *http://www.sec.gov*. In addition, the documents filed with the SEC by Energy*Solutions* may be obtained free of charge by directing such request to: Energy*Solutions* Investor Relations at 1-801-649-2000 or from the investor relations website portion of Energy*Solutions*' website at *http://www.ir.energysolutions.com*. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Energy*Solutions*, Energy Capital Partners and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Energy*Solutions*' stockholders in respect of the proposed acquisition. Information regarding Energy*Solutions*' directors and executive officers is contained in Energy*Solutions*' Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which Energy*Solutions* has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Energy*Solutions* and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of Energy*Solutions*' stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

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Confidential

Confidential ENERGY SOLUTIONS Forward Looking Statements Disclaimer This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners Management II, LP or its designee a termination fee of up to $13,600,000, including the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the Merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the SEC, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions and Energy Capital Partners expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances. 3

Non-GAAP Financial Information

EnergySolutions

Energy*Solutions* does not, as a matter of course, publicly disclose projections of future revenue, earnings or other financial performance of the type disclosed below.

These historical financial data, financial projections and financial forecasts were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, the IFRS or U.S. GAAP and do not, and were not intended to, act as public guidance regarding Energy*Solutions*' future financial performance. Ernst & Young LLP, Energy*Solutions*' independent registered public accounting firm, has not examined or compiled or performed any procedures on any of the historical financial data or financial projections, expressed any conclusion or provided any form of assurance with respect to the historical financial data or financial projections and, accordingly, assumes no responsibility for them. The inclusion of this information in this presentation should not be regarded as an indication that Energy*Solutions* or any recipient of this information considered, now considers or will consider this information to be necessarily predictive of future results. Energy*Solutions* does not intend to update or otherwise revise the historical financial data or financial projections to correct any errors existing in such historical financial data or financial projections when made, to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the historical financial data or financial projections are shown to be in error.

Although presented with numerical specificity, the financial projections and forecasts included in this presentation are based on numerous estimates, assumptions and judgments (in addition to those described above) that may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies related to factors, such as the profitability of the Zion project and related project cost management and nuclear decommissioning trust fund investment earnings performance; our inability to find a partner for the Zion project and access related restricted cash; our ability to obtain and comply with federal, state and local government permits and approvals; the politically sensitive environment in which we operate, the risks associated with radioactive materials and the public perception of those risks; the effects of environmental, health and safety laws and regulations governing, among other things, discharges to air and water, the handling, storage and disposal of hazardous or radioactive materials and wastes, the remediation of contamination associated with releases of hazardous substances and human health and safety; the availability and allocation of government funds to performance of existing government contracts in our industry and any future government contracts; our deferred tax assets for net operating loss carry-forwards and research and development tax credits; the continued operation of, and adequate capacity at, our Clive, Utah disposal facility; factors associated with our international operations; our ongoing business relationships with significant government and commercial customers; our license stewardship arrangement with Exelon; our ability to obtain the financial support, including letters of credit and bonding, necessary for us to win certain types of new work; industry performance; general business, economic, market and financial conditions; and the other factors listed in this presentation under the section entitled "Forward Looking Statements Disclaimer," which are difficult to predict and most of which are beyond the control of Energy*Solutions*. These or other factors may cause the financial projections or the underlying assumptions and estimates to be inaccurate. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. The financial projections also do not take into account any circumstances or events occurring after the date they were prepared. The inclusion of the financial projections and forecasts in this presentation shall not be deemed an admission or representation by Energy*Solutions* that such information is material. **The inclusion of the projections should not be regarded as an indication that Energy*Solutions* considered or now considers them to be a reliable prediction of future results and you should not rely on them as such.** Accordingly, there can be no assurance that the financial projections will be realized, and actual results may vary materially from those reflected in the projections. You should read the section entitled "Forward Looking Statements Disclaimer" for additional information regarding the risks inherent in forward-looking information such as the financial projections.

Certain of the historical financial data and financial projections set forth herein may be considered non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures as used by Energy*Solutions* may not be comparable to similarly titled amounts used by other companies.

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Confidential

Confidential ENERGY SOLUTIONS Introduction Pramod Raju, Vice President Tyler Reeder, Partner David Lockwood, CEO Greg Wood, CFO 5 ENERGY SOLUTIONS Morgan Stanley EnergyCapital

Confidential ENERGY SOLUTIONS Agenda I. Amendment Overview II. Transaction Overview III. EnergySolutions Overview IV. Post-Closing Strategic Initiatives V. Financial Overview VI. Appendix 6

Confidential ENERGY SOLUTIONS I. Amendment Overview 7

Confidential ENERGY SOLUTIONS Amendment Terms 8 Waiver and Consent Consent to the Merger and the transactions contemplated by the Merger Documents Consents that the Merger shall not constitute a Change of Control under the Credit Agreement and waives any Default or Event of Default arising in connection with or as a result of the consummation of the Merger Consents to the repayment of the Senior Notes, provided that the repayment is made from equity contributions Amendments Amend the definition of Change of Control to mean Energy Capital or its affiliates shall fail to own at least 50% of the aggregate voting power and aggregate equity value represented by outstanding Equity Interests Provide the ability to extend the Revolver Maturity to the extent the revolving lenders agree to the extension Amend the reporting requirements such that annual and quarterly financials should be provided within 120 and 45 days, respectively, and not be subject to timing requirements under SEC regulations Allow for prepayment of Senior Notes from equity contributions Provided to Consenting Lenders 100 bps consent fee with 50 bps payable on the Amendment Execution Date and 50 bps payable at the Amendment Effective Date A 50 bps increase in the applicable margin for the Term Loan B starting at the Amendment Effective Date Limit the total Term Loans and Senior Notes on EnergySolutions Pro forma for the Transaction and the Change of Control Offer (as defined per Indenture) to $675 million (the “Debt Cap”), which must be achieved within 150 days after the Transaction close Include a 101 soft call that will apply for 12 months from the Amendment Execution Date

Capitalization Overview

ENERGYSOLUTIONS

Capitalization Overview ($ in millions)	9/30/12	Illustrative 6/30/13E Transaction Close [(2)] Scenario 1	Illustrative 6/30/13E Transaction Close [(2)] Scenario 2
Unrestricted Cash	88	45	45
Restricted Cash	331	311	311
Revolver	-	-	-
Term Loan B	527	(1) 490	375
Senior Notes	300	(2) -	(4) 300
Total Debt	**827**	**(3) 490**	**675**
Total Shareholder's Equity	312	687	499
Total Capitalization	**1,139**	**1,177**	**1,174**
Leverage Metrics [(1)]			
Total Debt / Adj. EBITDA	6.0x	3.5x	4.9x
(Total Debt - Unrest. Cash) / Adj. EBITDA	5.4x	3.2x	4.6x
(Total Debt - Total Cash) / Adj. EBITDA	3.0x	1.0x	2.3x

1. Reflects $37 million forecasted excess cash flow sweep of Term Loan B on March 31, 2013
2. Reflects change of control put on bonds; if all bondholders put, Pro forma gross debt would be approximately $490 million
3. Intend to evaluate refinancing subsequent to transaction close
4. Reflects scenario if all bonds roll. Intend to achieve $675 million of total debt by reducing term loan to $375 million within 150 days of closing

Scenarios above result in max leverage of $675 million in debt

Notes

1. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges. 9/30/2012 LTM Adj. EBITDA of $138 million
2. Assumes 6/30/13 transaction close for illustrative purposes. See merger agreement for conditions to close

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Confidential

Confidential ENERGY SOLUTIONS Amendment Timeline 10 February 2013 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Go-shop period ends 02/06 Signatures from consenting lenders due 02/15 Date Key Event 02/08 Announce amendment and lender call via Intralinks 02/11 Lender Call 02/19 Amendment effective Holidays M&A Event Amendment Event

Confidential ENERGY SOLUTIONS II. Transaction Overview 11

Transaction Overview

- Energy*Solutions* ("ES") has entered into a merger agreement ("Merger") to be acquired by affiliates of Energy Capital Partners II, LP ("Energy Capital")
  - $3.75 per share resulting in $1.1 billion enterprise value
  - Transaction close subject to shareholder vote and Nuclear Regulatory Commission approval
- Business rationale for take-private transaction:
  - Leverage and credit constraints impacting customer perception and limiting growth opportunities
  - Shift away from near-term quarterly earnings management to focus on core business profitability and cash flows over longer period
- Proposed amendment to existing senior credit facility ($105 million Revolver and $527 million Term Loan B) to maintain a portion of existing capital structure
  - Scenarios below reflect whether $300 million of existing senior notes put or roll

Scenario 1 - Senior Notes Put [1]

Sources ($ in millions)	Amount	% Total
Amended Term Loan B	490	41.6%
Sponsor Equity	687	58.4%
Total Sources	**1,177**	**100.0%**

Scenario 2 - Senior Notes Roll [1]

Sources ($ in millions)	Amount	% Total
Amended Term Loan B	375	31.9%
Existing Senior Notes	300	25.6%
Sponsor Equity	499	42.5%
Total Sources	**1,174**	**100.0%**

  - Reduction of debt of approximately $152 – 337 million from today's levels
  - Equity commitment of approximately $499 – 687 million
- The Company is requesting signatures on the amendment by February 15, 2013

Note
1. Sources Pro forma for transaction close 6/30/2013. Reflects forecasted excess cash flow sweep of Term Loan B

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Confidential

Confidential ENERGY SOLUTIONS Energy Capital Partners Overview Approximately $7.5 billion in equity and mezzanine fund commitments Currently own environmental services businesses including the largest activated carbon production facility in the U.S.; approximately 6,000 MW of electric generating capacity across 9 facilities in the U.S.; and over 2,000 miles of operating gas gathering pipeline systems through our publicly traded Summit Midstream platform (NYSE: SMLP) North American focus, heavy operational involvement; private equity strategy to focus on control investments Pursue both development and operating asset platforms Experienced owner of large services businesses Control ownership of more than 150 historical discrete energy assets and platforms and nearly $20 billion in historical investments Fossil Generation Midstream Gas Renewable Generation Grid & Oilfield Services Environmental Services 13

Confidential ENERGY SOLUTIONS Energy Capital Investment Thesis 14 “Right Side” of Nuclear Story - Well-positioned in post-nuclear renaissance environment where focus is on environmental safety and decommissioning Stable and Consistent Free Cash Flow Generation - Facilitated by (i) focus on back-end of nuclear fuel cycle, (ii) customers’ required, recurring expenditures on nuclear services, (iii) long-term, cost-plus contracts, and (iv) modest capital expenditure requirements Attractive Asset Base – Unique Processing and Disposal Facilities Provide Solid Base Business - Largest commercial low-level nuclear waste logistics (Hittman), processing (Bear Creek), and disposal (Clive and Barnwell) business in the U.S. - Irreplaceable LP&D asset base provides base business with recurring cash flows Long-term Relationships with Blue-Chip U.S. Commercial and Government Customers - ES possesses longstanding track-record of providing critical environmental services to customers with strong credit profiles - Life-of-plant contracts with 84 of 104 nuclear plants - Additional cash flow contribution from contracts with U.S. and U.K. governments Integrated Capabilities - Among most experienced decommissioning teams worldwide - Successfully managing the largest decommissioning project in the U.S. (Zion) and one of the largest projects globally (Magnox) Strong Management Team Focused on Profitability and Growth - CEO and CFO have track-record operating growth enterprises - Experienced in cost restructuring and profitability improvement initiatives Opportunity to deleverage the Company, improve credit quality and prudently grow with a healthier balance sheet

Confidential ENERGY SOLUTIONS III. EnergySolutions Overview 15

Confidential ENERGY SOLUTIONS ENERGY SOLUTIONS EnergySolutions’ Core Competencies and Assets 16 Non-Replicable Asset Base Largest low level radioactive waste (LLRW) disposal (Clive) Largest LLRW processing (Bear Creek) assets in North America Largest North American logistics network for handling LLRW Over 80% share of Class A LLRW disposal market in the U.S. with: – Over 95% share of commercial Class A LLRW Experienced Human Capital 1,080 experienced scientists and engineers in industry with scarcity of talent Highly differentiated experience on global D&D projects (e.g. Magnox and Zion) Long-term track record and credentials critical in global nuclear industry Right mix of industry and operating expertise – David Lockwood (CEO and President) – Greg Wood (CFO) – Alan Parker (President, Projects) – Mark Morant (President, Products & Technology) – John A. Christian (President, LP&D) Leading Technologies and Services Comprehensive nuclear processing technology – owns or licenses approximately 271 patents Innovative nuclear systems and components for government and commercial customers Technology solutions for mission critical applications (e.g. water treatment technology needed by Fukushima) Mission critical services to support commercial and government customers

Strategic Review of Key Business Components

ENERGYSOLUTIONS

	U.S. Government	Logistics, Processing & Disposal	Products & Technology	International	Zion*Solutions*
	▪ Predominately a cost-plus contracting business ▪ Largely DoE clean-up projects ▪ Business at inflection point as large contract roll-off (e.g. MOAB) and stimulus funding are completed ▪ High visibility into projected performance due to 18 active, identified projects through 2016	▪ Anchored by "one-of-a-kind" Clive disposal asset in Utah and processing facility at Bear Creek ▪ Life of plant contracts with 84 commercial nuclear plants ▪ Visible level of "base" disposal and processing volumes ▪ SempraSafe JV	▪ Attractive business serving nuclear utilities ▪ Includes water treatment technology critical to Fukushima clean-up ▪ Other products/services include: – Chemical and process engineering – Dry fuel storage services – Transport of radioactive materials – Nuclear engineering and radiological safety	▪ Focused on large scale clean-up projects in U.K. and Canada – U.K. – Magnox – Canada – Darlington and Chalk River projects ▪ Attractive position to serve Japan, Germany, France and China as decommissioning activity increases globally	▪ Acquired assets and direction of NDT [(1)] in 2010 ▪ Strong D&D performance to-date ▪ ES gaining differentiated D&D experience ▪ Pursuit of future D&D opportunities in more capital efficient business model ▪ Continue to pursue strategies to reduce collateral supporting the project
Competitors	▪ Engineering & Construction players such as Bechtel, URS, others	▪ Self-storage ▪ U.S. government ▪ Waste Control Specialists	▪ Highly fragmented	▪ Engineering & Construction players such as Bechtel, URS, Areva, others	▪ N/A

Note
1. Nuclear Decommissioning Trust

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Confidential

Confidential ENERGY SOLUTIONS Key Credit Highlights 18 Market Leader Global leader in nuclear services with integrated capabilities throughout the nuclear lifecycle Over 80% share in U.S. LLRW disposal and 95% of commercial Class A LLRW Highly differentiated decommissioning experience Equity infusion and $150+ million debt reduction creates meaningful financial flexibility, improved customer optics and enhanced cash flow Reduced interest expense Business requires longstanding track-record, regulatory licenses and significant capital Installed base of nuclear reactors and committed spend on legacy nuclear sites Acceleration of decommissioning activity globally Clive is a unique disposal asset with over 30 years of capacity Differentiated processing and logistics assets underpin integrated service capabilities Valuable portfolio of nuclear processing technology Stable and visible revenue stream through diversified customer base and long-term contracts Approximately 85% of revenues from cost reimbursable, cost-plus or unit-rate contracts Modest capital expenditure requirements Strong Position in Compelling End Markets Non-Replicable Asset Base Sustainable Cash Flow Generation De-Risked Financial Model

Confidential ENERGY SOLUTIONS 19 IV. Post-Closing Strategic Initiatives 19

Confidential ENERGY SOLUTIONS Post-Closing Strategic Initiatives to Unlock Value Deleverage: improve balance sheet Rationalize cost structure and overhead Improve LP&D asset utilization Execute on government contract backlog and enhance visibility Successfully decommission and de-risk Zion project Leverage human capital, technology and track-record to win attractive contracts 20 1 2 3 4 5 6

Confidential ENERGY SOLUTIONS 331 311 311 88 45 45 827 490 675 0 300 600 900 Restricted Cash Unrestricted Cash Total Debt 21 21 1 Deleverage • ~18 – 41% debt paydown • ~1.1 – 2.5x Total Debt / Adj. EBITDA leverage reduction • Lower interest costs increase free cash flow • Lower leverage and enhanced credit improves dialogue with customers for future business Illustrative 6/30/2013E Transaction Close (1) 9/30/2012A Notes 1. Assumes $675 million total debt at transaction close 2. 9/30/2012 LTM Adj. EBITDA of $138 million 3. Total Cash = Unrestricted Cash + Restricted Cash ($ in millions) Total Debt / Adj. EBITDA (2) 6.0x 3.5x 4.9x (Total Debt – Unrest. Cash) / Adj. EBITDA (2) 5.4x 3.2x 4.6x (Total Debt – Total Cash) / Adj. EBITDA (2) (3) 3.0x 1.0x 2.3x Scenario 2 Scenario 1

Confidential ENERGY SOLUTIONS 22 Cost Reduction Initiatives 2 Headcount Related Savings Announced headcount reduction and streamlined organizational structure Large reductions in costs at Clive and Bear Creek facilities to adjust to current waste disposal and processing volumes Reduced professional, legal, IT and other expenses Non-Headcount Related Savings Annual Facility Fixed Cost Savings $35 million in Targeted Total Savings

Confidential ENERGY SOLUTIONS Improving LP&D Asset Utilization 3 23 ES has approximately 30 years of remaining disposal capacity (approx. 87 million ft3) - Sufficient capacity to store all LLRW from all operating and shuttered nuclear plants Core asset to pursue waste disposal revenue growth Clive Consistent historical annual processing volumes Offers innovative technologies for radioactive material volume reduction including smelting, incineration and compaction up to 200 to 1 volume reduction Opportunities to better integrate LP&D offerings SempraSafe JV Joint venture with Studsvik, a nuclear technology and radiological services company Bear Creek

Confidential ENERGY SOLUTIONS 24 24 Government — Execute on Forward Revenue Opportunities 4 Key Existing Projects Contract Breakdown Anticipated annual $5-6 billion DoE spend over the next decade. New DoE opportunities include: – Services for spent nuclear fuel – Navy nuclear decommissioning Annual non-DoE opportunities total $6 billion, including: – National security clean-up (e.g. Army Corps of Engineers) – Emergency management services (e.g. FEMA, EPA, Dept. of Homeland Security) – Facility management services (e.g. DoD, NASA) Based on 2011A Revenue Cost Plus, 47% Cost Reimbursable, 4% Fixed Unit Rate, 38% Fixed Price, 12% New Project Opportunities ES Government Group currently active in major multi-year, long-term contracts, including: – Tank Operating Contract, Hanford – Advanced Mixed Waste Treatment Project, Idaho National Lab – Salt Waste Processing Facility, Savannah River Site – Isotek, Oak Ridge National Laboratory Strong Tier 2 presence at Hanford, Los Alamos, and Oak Ridge

Confidential ENERGY SOLUTIONS Zion: On Schedule, Continue to De-Risk 5 Project remains on schedule to meet critical milestones Decommissioning of the project is facilitating the development of additional D&D opportunities Original costs to complete project were estimated by the Company to be $970 million - In Year 3 of a 10-year project - Project is on schedule, management expects 5-10% profit margins including waste disposal to Clive Remaining critical path work streams include reactor vessel segmentation and spent fuel transfer NDT balance as of September 30, 2012 was $622.5 million 25

Confidential ENERGY SOLUTIONS 26 Zion: Project Timeline 2012: Preparation to transfer spent nuclear fuel into dry storage canisters 2013: Reactor Vessel Internals segmentation complete 2013: Begin transferring spent fuel 2014: Complete transfer of spent nuclear fuel 2014: Complete segmentation of Reactor Vessels 2015: Complete removal of contaminated equipment 2016: Complete demolition of the turbine and support buildings 2017: Complete all major demolition 2018-2019: Complete site restoration and Final Status Surveys 2020: Complete project, transfer license and remediated land back to Exelon; obtain NRC sign-off 26 5 Initiative / Year Construct Fuel Pad Move Spent Fuel Remove Major Components Demolition Survey NRC Review Restoration 2010 2011 2012 2013 2017 2014 2015 2020 Major Initiatives 2018 2019 2016

Confidential ENERGY SOLUTIONS Attractive International and Products & Technology Opportunities 6 Near-Term Opportunities in the U.K. Near-Term Opportunities in Canada Magnox: - Partnering with Bechtel for rebid of Magnox contract to operate 10 U.K. sites - Re-bid process underway, award early 2014 and potential transition late 2014 or early 2015 Chalk River: - Fuel testing site used by Canadian industrials - Expected timing: 2014 Darlington: - $2 billion reactor refurbishment contract - Expected timing: 2015 27 Opportunities in Products & Technology Strategic partnerships and licensing of ES’ proprietary technology provide increased revenue opportunities with lowerrisk - ES is part of a consortium with Toshiba to clean up Fukushima (initially wastewater) Class B and C Transport Casks - Largest fleet of licensed transport casks in the industry - Owns and maintains 81 licensed Type A and B shielded shipping casks

Confidential ENERGY SOLUTIONS V. Financial Overview 28

Confidential ENERGY SOLUTIONS Historical Financial Performance Revenue Adjusted EBITDA(1) ($ in millions) Capex Free Cash Flow (2) ($ in millions) ($ in millions) 29 ($ in millions) 28 78 52 56 0 20 40 60 80 100 2009A 2010A 2011A LTM 9/30/12 1,796 1,816 1,752 1,624 1,000 1,300 1,600 1,900 2009A 2010A 2011A LTM 9/30/12 24 17 29 28 0 10 20 30 40 50 2009A 2010A 2011A LTM 9/30/12 138 147 148 158 100 120 140 160 180 2009A 2010A 2011A LTM 9/30/12 Notes 1. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges 2. Free Cash Flow = Operating Cash Flow - Capex

Confidential ENERGY SOLUTIONS Historical Credit Metrics Leverage Ratio Free Cash Flow (1) / Debt x Adj. EBITDA(2) / Interest (Adj. EBITDA(2) – Capex) / Interest x x 30% 4.4 1.8 1.6 1.5 0 1 2 3 4 5 2009A 2010A 2011A LTM 9/30/12 3.1 3.1 2.8 3.0 6.0 5.6 5.8 3.3 0 2 4 6 8 2009A 2010A 2011A LTM 9/30/12 5.2 2.1 2.0 1.9 0 2 4 6 2009A 2010A 2011A LTM 9/30/12 6% 17% 12% 14% 5% 9% 6% 7% 0% 5% 10% 15% 20% 2009A 2010A 2011A LTM 9/30/12 Total Debt / Adj. EBITDA (Total Debt – Total Cash) / Adj. EBITDA Free Cash Flow / Total Debt Free Cash Flow / (Total Debt – Total Cash) Notes 1. Free Cash Flow = Operating Cash Flow - Capex 2. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges

Confidential ENERGY SOLUTIONS Case 1: Projected Financial Performance Revenue ($ in millions) 31 814 822 798 1,857 1,796 1,854 0 500 1,000 1,500 2,000 2012E 2013E 2014E 2015E 2016E 2017E Adjusted EBITDA(1) ($ in millions) Key Assumptions (2) 191 188 179 172 156 135 0 50 100 150 200 250 2012E 2013E 2014E 2015E 2016E 2017E Notes 1. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges 2. Please refer to the proxy statement (filed 2/8/2013) for additional information regarding the basis and for the specific and limited context of the assumptions and financial projections 100% probability of success of Magnox re-bid No reduction in Zion project total project profitability (inclusive of disposal business at Clive) Success of certain international business development efforts JV treatment of Magnox renewal

Confidential ENERGY SOLUTIONS Case 2: Projected Financial Performance Revenue ($ in millions) 32 Adjusted EBITDA(1) ($ in millions) Key Assumptions (2) Notes 1. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges 2. Please refer to the proxy statement (filed 2/8/2013) for additional information regarding the basis and for the specific and limited context of the assumptions and financial projections 50% probability of success of Magnox re-bid 50% reduction in Zion project total project profitability (inclusive of disposal business at Clive) Certain international business development efforts not successful 683 691 685 1,802 1,796 1,854 0 500 1,000 1,500 2,000 2012E 2013E 2014E 2015E 2016E 2017E 161 155 157 153 146 135 0 50 100 150 200 250 2012E 2013E 2014E 2015E 2016E 2017E JV treatment of Magnox renewal

Confidential ENERGY SOLUTIONS 33 VI. Appendix 33

Confidential ENERGY SOLUTIONS GAAP to Non-GAAP Reconciliation 34 Reconciliation of Net Income (Loss) Attributable to EnergySolutions to Adj. EBITDA ($ in millions) Note 1. Adjusted EBITDA includes equity-based compensation expense and, non-cash accretion expense, plus or minus nuclear decommissioning trust fund gains or losses net of management fees, changes in ARO cost estimates, restructuring costs and one-time settlements and other non-recurring charges Actuals 2010 2011 LTM 9/30/12 Net Income ($22) ($196) ($188) Interest Expense 71 73 71 Interest Rate Swap Loss (Gain) (2) - - Income Tax Expense (Benefit) 29 (37) (42) Depreciation Expense 21 22 21 Impariment of Goodwill 35 174 174 Amortization of Intangible Assets 26 26 26 EBITDA $158 $62 $63 Accretion Expense 8 32 31 ARO Estimate Adjustments 5 95 95 NDT Fund Earnings, Net (34) (53) (74) Equity-Based Compensation 10 10 7 Restructuring and Other Non-Recurring Charges - - 17 Adjusted EBITDA (1) $148 $147 $138